Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

December 31, 2010

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
441-295-4513

Media:
Kekst and Company
Peter Hill or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2-3
b.	Consolidated Segment Underwriting Results	4-5
c.	Reinsurance Segment - Unit Underwriting Results	6-7
d.	Gross Premiums Written and Managed Premiums	8-9
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10-11

Balance Sheets
a.	Summary Consolidated Balance Sheets	12

Investments
a.	Investment Portfolio - Composition	13
b.	Summary of Other Investments	14
c.	Investment Result	15
d.	Investment Portfolio - Yield to Maturity and Credit Rating	16
e.	Investment Portfolio - Change in Portfolio Composition	17
f.	Fixed Maturity Investments - Corporate Sector	18
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	18

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	19
b.	Paid to Incurred Analysis	20

Other Items
a.	Earnings per Share	21
b.	Equity in (Losses) Earnings of Other Ventures	22
c.	Other Income (Loss)	23
d.	Ratings	24

Comments on Regulation G		25-26

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “managed specialty premiums”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 25 and 26 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. On November 18, 2010, the Company entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) with QBE Holdings, Inc. (“QBE”) to sell substantially all of its U.S.-based insurance operations, including its U.S. property and casualty business underwritten through managing general agents, its crop insurance business underwritten through Agro National Inc., its commercial property insurance operations and its claims operations. The Company has classified the assets and liabilities associated with this transaction as held for sale. The financial results for these operations have been presented as discontinued operations in the Company’s statements of operations for all periods presented. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all amounts presented in this financial supplement relate to the Company’s continuing operations.

In conjunction with the sale of the Company’s U.S.-based insurance operations the Company has changed its reportable segments. The Company now has three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company’s ventures unit, (2) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which includes the operations of the Company’s former Insurance segment that are not being sold pursuant to the Stock Purchase Agreement with QBE. Previously, the Company’s Lloyd’s unit was included in the Company’s Reinsurance segment and the underwriting results associated with the Company’s discontinued operations were included in the Company’s Insurance segment. All prior periods presented have been reclassified to conform to this new presentation.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q.

All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended		Twelve months ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Highlights

Gross premiums written	$31,201	$225	$1,165,295	$1,228,881
Net premiums written	30,165	(5,576)	848,965	838,333
Net premiums earned	189,742	196,099	864,921	882,204
Net claims and claim expenses incurred	(27,128)	(44,831)	129,345	(70,698)
Underwriting income	152,185	170,702	474,573	695,200
Net investment income	52,503	59,299	203,955	318,179
Net income available to RenaissanceRe common shareholders	122,575	211,767	702,613	838,858

Net realized and unrealized (losses) gains on fixed maturity investments	(66,149)	35,481	144,444	93,679
Net other-than-temporary impairments	—	(1,280)	(829)	(22,450)

Operating income available to RenaissanceRe common shareholders (1)	189,077	177,694	536,394	768,177

Total assets	$8,138,278	$7,926,212	$8,138,278	$7,926,212
Total shareholders’ equity attributable to RenaissanceRe	$3,936,325	$3,840,786	$3,936,325	$3,840,786

Per share data

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.23	$3.38	$12.31	$13.40
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.47	$2.82	$9.32	$12.25

Dividends per common share	$0.25	$0.24	$1.00	$0.96

Book value per common share	$62.58	$51.68	$62.58	$51.68
Adjustment for goodwill and other intangibles (1)	(2.03)	(1.95)	(2.03)	(1.95)

Tangible book value per common share (1)	60.55	49.73	60.55	49.73
Accumulated dividends per common share	9.88	8.88	9.88	8.88

Tangible book value per common share plus accumulated dividends (1)	$70.43	$58.61	$70.43	$58.61

Financial ratios

Net claims and claim expense ratio - current accident year	24.0%	12.6%	49.9%	22.2%
Net claims and claim expense ratio - prior accident years	(38.3%)	(35.5%)	(34.9%)	(30.2%)

Net claims and claim expense ratio - calendar year	(14.3%)	(22.9%)	15.0%	(8.0%)
Underwriting expense ratio	34.1%	35.9%	30.1%	29.2%

Combined ratio	19.8%	13.0%	45.1%	21.2%

Operating return on average common equity - annualized (1)	22.5%	22.7%	16.5%	27.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Revenues
Gross premiums written	$31,201	$111,543	$506,540	$516,011	$225

Net premiums written	$30,165	$82,307	$329,334	$407,159	$(5,576)
Decrease (increase) in unearned premiums	159,577	130,048	(117,163)	(156,506)	201,675

Net premiums earned	189,742	212,355	212,171	250,653	196,099
Net investment income	52,503	59,570	26,173	65,709	59,299
Net foreign exchange losses	(4,646)	(529)	(609)	(11,342)	(862)
Equity in (losses) earnings of other ventures	(10,390)	(6,740)	3,160	2,156	(523)
Other income (loss)	26,032	25,021	(3,742)	(6,191)	6,166
Net realized and unrealized (losses) gains on fixed maturity investments	(66,149)	92,342	70,051	48,200	35,481

Total other-than-temporary impairments	—	—	(798)	(33)	(1,280)
Portion recognized in other comprehensive income, before taxes	—	—	2	—	—

Net other-than-temporary impairments	—	—	(796)	(33)	(1,280)

Total revenues	187,092	382,019	306,408	349,152	294,380

Expenses
Net claims and claim expenses incurred	(27,128)	77,936	(18,803)	97,340	(44,831)
Acquisition expenses	18,803	26,143	23,580	26,435	26,516
Operational expenses	45,882	36,970	38,040	45,150	43,712
Corporate expenses	4,744	5,590	4,493	5,309	4,893
Interest expense	6,303	6,164	6,206	3,156	3,027

Total expenses	48,604	152,803	53,516	177,390	33,317

Income from continuing operations before taxes	138,488	229,216	252,892	171,762	261,063
Income tax (expense) benefit	(196)	2,399	958	2,963	(2,228)

Income from continuing operations	138,292	231,615	253,850	174,725	258,835
Income from discontinued operations	11,108	21,234	18,881	11,447	12,187

Net income	149,400	252,849	272,731	186,172	271,022
Net income attributable to noncontrolling interests	(16,432)	(37,524)	(51,915)	(10,550)	(48,680)

Net income attributable to RenaissanceRe	132,968	215,325	220,816	175,622	222,342
Dividends on preference shares	(10,393)	(10,575)	(10,575)	(10,575)	(10,575)

Net income available to RenaissanceRe common shareholders	$122,575	$204,750	$210,241	$165,047	$211,767

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.47	$1.59	$2.40	$1.91	$2.82
Income from continuing operations available to RenaissanceRe common shareholder per common share - basic	$2.04	$3.33	$3.35	$2.55	$3.21
Income from discontinued operations available to RenaissanceRe common shareholders per common share - basic	0.21	0.40	0.34	0.20	0.20

Net income available to RenaissanceRe common shareholders per common share - basic	$2.25	$3.73	$3.69	$2.75	$3.41

Income from continuing operations available to RenaissanceRe common shareholder per common share - diluted	$2.02	$3.31	$3.32	$2.54	$3.18
Income from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	0.21	0.39	0.34	0.19	0.20

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.23	$3.70	$3.66	$2.73	$3.38

Average shares outstanding - basic	53,166	53,467	55,538	58,407	60,604
Average shares outstanding - diluted	53,667	53,965	56,044	58,887	61,161

Net claims and claim expense ratio	(14.3%)	36.7%	(8.9%)	38.8%	(22.9%)
Underwriting expense ratio	34.1%	29.7%	29.1%	28.6%	35.9%

Combined ratio	19.8%	66.4%	20.2%	67.4%	13.0%

Operating return on average common equity - annualized (1)	22.5%	11.3%	17.9%	14.8%	22.7%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Twelve months ended
	December 31, 2010	December 31, 2009
Revenues
Gross premiums written	$1,165,295	$1,228,881

Net premiums written	$848,965	$838,333
Decrease in unearned premiums	15,956	43,871

Net premiums earned	864,921	882,204
Net investment income	203,955	318,179
Net foreign exchange losses	(17,126)	(13,623)
Equity in (losses) earnings of other ventures	(11,814)	10,976
Other income	41,120	1,798
Net realized and unrealized gains on fixed maturity investments	144,444	93,679
Total other-than-temporary impairments	(831)	(26,968)
Portion recognized in other-than-temporary impairments	2	4,518

Net other-than-temporary impairments	(829)	(22,450)

Total revenues	1,224,671	1,270,763

Expenses
Net claims and claim expenses incurred	129,345	(70,698)
Acquisition expenses	94,961	104,150
Operational expenses	166,042	153,552
Corporate expenses	20,136	12,658
Interest expense	21,829	15,111

Total expenses	432,313	214,773

Income from continuing operations before taxes	792,358	1,055,990
Income tax benefit (expense)	6,124	(10,031)

Income from continuing operations	798,482	1,045,959
Income from discontinued operations	62,670	6,700

Net income	861,152	1,052,659
Net income attributable to noncontrolling interests	(116,421)	(171,501)

Net income attributable to RenaissanceRe	744,731	881,158
Dividends on preference shares	(42,118)	(42,300)

Net income available to RenaissanceRe common shareholders	$702,613	$838,858

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$9.32	$12.25

Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$11.28	$13.39
Income from discontinued operations available to RenaissanceRe common shareholders per common share - basic	1.14	0.11

Net income available to RenaissanceRe common shareholders per common share - basic	$12.42	$13.50

Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	$11.18	$13.29
Income from discontinued operations available to RenaissanceRe common shareholders per common share - diluted	1.13	0.11

Net income available to RenaissanceRe common shareholders per common share - diluted	$12.31	$13.40

Average shares outstanding - basic	55,145	60,775
Average shares outstanding - diluted	55,641	61,210

Net claims and claim expense ratio	15.0%	(8.0%)
Underwriting expense ratio	30.1%	29.2%

Combined ratio	45.1%	21.2%

Operating return on average common equity - annualized (1)	16.5%	27.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended December 31, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$17,940	$8,582	$1,309	$3,370	$31,201

Net premiums written	$15,752	$9,067	$5,346		$30,165

Net premiums earned	$192,441	$12,624	$(15,323)		$189,742
Net claims and claim expenses incurred	(27,291)	7,650	(7,487)		(27,128)
Acquisition expenses	14,890	3,102	811		18,803
Operational expenses	36,467	7,504	1,911		45,882

Underwriting income (loss)	$168,375	$(5,632)	$(10,558)		$152,185

Net claims and claim expenses incurred - current accident year	$38,420	$7,671	$(523)		$45,568
Net claims and claim expenses incurred - prior accident years	(65,711)	(21)	(6,964)		(72,696)

Net claims and claim expenses incurred - total	$(27,291)	$7,650	$(7,487)		$(27,128)

Net claims and claim expense ratio - current accident year	20.0%	60.8%	NMF (2)		24.0%
Net claims and claim expense ratio - prior accident years	(34.2%)	(0.2%)	NMF (2)		(38.3%)

Net claims and claim expense ratio - calendar year	(14.2%)	60.6%	NMF (2)		(14.3%)
Underwriting expense ratio	26.7%	84.0%	NMF (2)		34.1%

Combined ratio	12.5%	144.6%	NMF (2)		19.8%

	Three months ended December 31, 2009
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$(10,240)	$10,737	$(272)	$225

Net premiums written	$(13,947)	$8,371		$(5,576)

Net premiums earned	$193,582	$2,517		$196,099
Net claims and claim expenses incurred	(47,507)	2,676		(44,831)
Acquisition expenses	21,527	4,989		26,516
Operational expenses	41,063	2,649		43,712

Underwriting income (loss)	$178,499	$(7,797)		$170,702

Net claims and claim expenses incurred - current accident year	$18,232	$6,427		$24,659
Net claims and claim expenses incurred - prior accident years	(65,739)	(3,751)		(69,490)

Net claims and claim expenses incurred - total	$(47,507)	$2,676		$(44,831)

Net claims and claim expense ratio - current accident year	9.4%	255.3%		12.6%
Net claims and claim expense ratio - prior accident years	(33.9%)	(149.0%)		(35.5%)

Net claims and claim expense ratio - calendar year	(24.5%)	106.3%		(22.9%)
Underwriting expense ratio	32.3%	303.5%		35.9%

Combined ratio	7.8%	409.8%		13.0%

(1)	Represents $0.7 million and $2.7 million of gross premiums ceded from the Insurance segment to the Reinsurance segment and from the Insurance segment to the Lloyd’s segment, respectively, for the three months ended December 31, 2010. Represents gross premiums ceded from the Insurance segment to the Reinsurance segment for the three months ended December 31, 2009.
(2)	Not a meaningful figure (“NMF”) due to negative net premiums earned.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Twelve months ended December 31, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$1,123,619	$66,209	$2,585	$(27,118)	$1,165,295

Net premiums written	$809,719	$61,189	$(21,943)		$848,965

Net premiums earned	$838,790	$50,204	$(24,073)		$864,921
Net claims and claim expenses incurred	113,804	25,676	(10,135)		129,345
Acquisition expenses	77,954	10,784	6,223		94,961
Operational expenses	129,990	24,837	11,215		166,042

Underwriting income (loss)	$517,042	$(11,093)	$(31,376)		$474,573

Net claims and claim expenses incurred - current accident year	$399,823	$25,873	$5,780		$431,476
Net claims and claim expenses incurred - prior accident years	(286,019)	(197)	(15,915)		(302,131)

Net claims and claim expenses incurred - total	$113,804	$25,676	$(10,135)		$129,345

Net claims and claim expense ratio - current accident year	47.7%	51.5%	NMF (2)		49.9%
Net claims and claim expense ratio - prior accident years	(34.1%)	(0.4%)	NMF (2)		(34.9%)

Net claims and claim expense ratio - calendar year	13.6%	51.1%	NMF (2)		15.0%
Underwriting expense ratio	24.8%	71.0%	NMF (2)		30.1%

Combined ratio	38.4%	122.1%	NMF (2)		45.1%

	Twelve months ended December 31, 2009
	Reinsurance	Insurance	Eliminations (1)	Total

Gross premiums written	$1,210,795	$30,736	$(12,650)	$1,228,881

Net premiums written	$839,023	$(690)		$838,333

Net premiums earned	$849,725	$32,479		$882,204
Net claims and claim expenses incurred	(87,639)	16,941		(70,698)
Acquisition expenses	78,848	25,302		104,150
Operational expenses	139,328	14,224		153,552

Underwriting income (loss)	$719,188	$(23,988)		$695,200

Net claims and claim expenses incurred - current accident year	$161,868	$33,650		$195,518
Net claims and claim expenses incurred - prior accident years	(249,507)	(16,709)		(266,216)

Net claims and claim expenses incurred - total	$(87,639)	$16,941		$(70,698)

Net claims and claim expense ratio - current accident year	19.0%	103.6%		22.2%
Net claims and claim expense ratio - prior accident years	(29.3%)	(51.4%)		(30.2%)

Net claims and claim expense ratio - calendar year	(10.3%)	52.2%		(8.0%)
Underwriting expense ratio	25.7%	121.7%		29.2%

Combined ratio	15.4%	173.9%		21.2%

(1)	For the twelve months ended December 31, 2010, represents $9.5 million, $17.4 million and $0.2 million of gross premiums ceded from the Insurance segment to the Reinsurance segment, from the Insurance segment to the Lloyd’s segment and from the Reinsurance segment to the Lloyd’s segment, respectively. For the twelve months ended December 31, 2009, represents gross premiums ceded from the Insurance segment to the Reinsurance segment.
(2)	Not a meaningful figure (“NMF”) due to negative net premiums earned.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended December 31, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$(7,707)	$25,647	$17,940

Net premiums written	$(8,496)	$24,248	$15,752

Net premiums earned	$158,481	$33,960	$192,441
Net claims and claim expenses incurred	(27,362)	71	(27,291)
Acquisition expenses	10,873	4,017	14,890
Operational expenses	29,226	7,241	36,467

Underwriting income	$145,744	$22,631	$168,375

Net claims and claim expenses incurred - current accident year	$21,648	$16,772	$38,420
Net claims and claim expenses incurred - prior accident years	(49,010)	(16,701)	(65,711)

Net claims and claim expenses incurred - total	$(27,362)	$71	$(27,291)

Net claims and claim expense ratio - current accident year	13.7%	49.4%	20.0%
Net claims and claim expense ratio - prior accident years	(31.0%)	(49.2%)	(34.2%)

Net claims and claim expense ratio - calendar year	(17.3%)	0.2%	(14.2%)
Underwriting expense ratio	25.3%	33.2%	26.7%

Combined ratio	8.0%	33.4%	12.5%

	Three months ended December 31, 2009
	Catastrophe	Specialty	Total

Gross premiums written	$(31,277)	$21,037	$(10,240)

Net premiums written	$(32,842)	$18,895	$(13,947)

Net premiums earned	$161,859	$31,723	$193,582
Net claims and claim expenses incurred	(49,772)	2,265	(47,507)
Acquisition expenses	17,821	3,706	21,527
Operational expenses	28,302	12,761	41,063

Underwriting income	$165,508	$12,991	$178,499

Net claims and claim expenses incurred - current accident year	$7,276	$10,956	$18,232
Net claims and claim expenses incurred - prior accident years	(57,048)	(8,691)	(65,739)

Net claims and claim expenses incurred - total	$(49,772)	$2,265	$(47,507)

Net claims and claim expense ratio - current accident year	4.5%	34.5%	9.4%
Net claims and claim expense ratio - prior accident years	(35.3%)	(27.4%)	(33.9%)

Net claims and claim expense ratio - calendar year	(30.8%)	7.1%	(24.5%)
Underwriting expense ratio	28.5%	51.9%	32.3%

Combined ratio	(2.3%)	59.0%	7.8%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Twelve months ended December 31, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$994,233	$129,386	$1,123,619

Net premiums written	$685,393	$124,326	$809,719

Net premiums earned	$721,419	$117,371	$838,790
Net claims and claim expenses incurred	153,290	(39,486)	113,804
Acquisition expenses	63,889	14,065	77,954
Operational expenses	104,535	25,455	129,990

Underwriting income	$399,705	$117,337	$517,042

Net claims and claim expenses incurred - current accident year	$310,748	$89,075	$399,823
Net claims and claim expenses incurred - prior accident years	(157,458)	(128,561)	(286,019)

Net claims and claim expenses incurred - total	$153,290	$(39,486)	$113,804

Net claims and claim expense ratio - current accident year	43.1%	75.9%	47.7%
Net claims and claim expense ratio - prior accident years	(21.9%)	(109.5%)	(34.1%)

Net claims and claim expense ratio - calendar year	21.2%	(33.6%)	13.6%
Underwriting expense ratio	23.4%	33.6%	24.8%

Combined ratio	44.6%	0.0%	38.4%

	Twelve months ended December 31, 2009
	Catastrophe	Specialty	Total

Gross premiums written	$1,096,449	$114,346	$1,210,795

Net premiums written	$732,886	$106,137	$839,023

Net premiums earned	$705,598	$144,127	$849,725
Net claims and claim expenses incurred	(102,072)	14,433	(87,639)
Acquisition expenses	55,198	23,650	78,848
Operational expenses	103,040	36,288	139,328

Underwriting income	$649,432	$69,756	$719,188

Net claims and claim expenses incurred - current accident year	$82,323	$79,545	$161,868
Net claims and claim expenses incurred - prior accident years	(184,395)	(65,112)	(249,507)

Net claims and claim expenses incurred - total	$(102,072)	$14,433	$(87,639)

Net claims and claim expense ratio - current accident year	11.7%	55.2%	19.0%
Net claims and claim expense ratio - prior accident years	(26.2%)	(45.2%)	(29.3%)

Net claims and claim expense ratio - calendar year	(14.5%)	10.0%	(10.3%)
Underwriting expense ratio	22.5%	41.6%	25.7%

Combined ratio	8.0%	51.6%	15.4%

7

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$(3,273)	$62,434	$302,625	$268,294	$(17,184)
Renaissance specialty premiums	25,647	21,363	7,389	72,449	21,037

Total Renaissance premiums	22,374	83,797	310,014	340,743	3,853

DaVinci catastrophe premiums	(4,434)	25,844	186,917	155,826	(14,093)
DaVinci specialty premiums	—	936	(414)	2,016	—

Total DaVinci premiums	(4,434)	26,780	186,503	157,842	(14,093)

Total catastrophe unit premiums	(7,707)	88,278	489,542	424,120	(31,277)
Total specialty unit premiums	25,647	22,299	6,975	74,465	21,037

Total Reinsurance segment gross premiums written	$17,940	$110,577	$496,517	$498,585	$(10,240)

Lloyd’s Segment

Specialty premiums	$10,983	$8,851	$6,508	$7,723	$—
Catastrophe premiums	309	1,422	7,324	5,669	—
Insurance premiums	(2,710)	(1,511)	21,009	632	—

Total Lloyd’s segment gross premiums written	$8,582	$8,762	$34,841	$14,024	$—

Insurance Segment

Commercial property	$926	$50	$20	$1,097	$6,758
Personal lines property	383	541	(3,762)	3,330	3,281
Commercial multi-line	—	—	—	—	698

Total Insurance segment gross premiums written	$1,309	$591	$(3,742)	$4,427	$10,737

Managed Premiums (1)

Total catastrophe unit gross premiums written	$(7,707)	$88,278	$489,542	$424,120	$(31,277)
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	2,507	60	18,793	26,186	2,432
Catastrophe premiums written in the Lloyd’s unit	309	1,422	7,324	5,669	—
Catastrophe premiums assumed from the Insurance segment	660	(9,899)	(67)	(175)	(272)

Total managed catastrophe premiums (1)	$(4,231)	$79,861	$515,592	$455,800	$(29,117)

Total specialty unit gross premiums written	$25,647	$22,299	$6,975	$74,465	$21,037
Specialty premiums written in the Lloyd’s unit	10,983	8,851	6,508	7,723	—

Total managed specialty premiums (1)	$36,630	$31,150	$13,483	$82,188	$21,037

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

8

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Twelve months ended
	December 31, 2010	December 31, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$630,080	$706,947
Renaissance specialty premiums	126,848	111,889

Total Renaissance premiums	756,928	818,836

DaVinci catastrophe premiums	364,153	389,502
DaVinci specialty premiums	2,538	2,457

Total DaVinci premiums	366,691	391,959

Total catastrophe unit premiums	$994,233	$1,096,449
Total specialty unit premiums	129,386	114,346

Total Reinsurance segment premiums	$1,123,619	$1,210,795

Lloyd’s Segment

Specialty	$34,065	$—
Insurance	17,420	—
Catastrophe	14,724	—

Total Lloyd’s segment premiums	$66,209	$—

Insurance Segment

Commercial property	$2,093	$19,529
Personal lines property	492	11,798
Commercial multi-line	—	(591)

Total Insurance segment gross premiums written	$2,585	$30,736

Managed Premiums (1)

Total catastrophe unit premiums	$994,233	$1,096,449
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	47,546	51,974
Catastrophe premiums written in the Lloyd’s unit	14,724	—
Catastrophe premiums assumed from the Insurance segment	(9,481)	(12,650)

Total managed catastrophe premiums (1)	$1,047,022	$1,135,773

Total specialty unit premiums	$129,386	$114,346
Specialty premiums written in the Lloyd’s unit	34,065	—

Total managed specialty premiums (1)	$163,451	$114,346

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Revenues
Gross premiums written	$(4,434)	$26,780	$186,503	$157,842	$(14,093)

Net premiums written	$(4,433)	$20,945	$164,556	$145,035	$(15,721)
Decrease (increase) in unearned premiums	79,052	61,507	(84,515)	(50,822)	93,966

Net premiums earned	74,619	82,452	80,041	94,213	78,245
Net investment income	6,725	7,980	6,207	10,274	9,606
Net foreign exchange (losses) gains	(1,499)	(74)	(30)	(1,928)	263
Other income (loss)	254	181	(152)	(276)	(4,263)
Net realized and unrealized (losses) gains on fixed maturity investments	(16,280)	28,968	16,441	5,757	13,448

Total other-than-temporary impairments	—	—	(648)	—	(1,402)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	—	(648)	—	(1,402)

Total revenues	63,819	119,507	101,859	108,040	95,897

Expenses
Net claims and claim expenses incurred	7,561	30,353	(8,155)	62,471	(16,230)
Acquisition expenses	16,254	14,065	15,394	19,671	21,525
Operational and corporate expenses	10,522	10,770	5,870	7,491	11,383
Interest expense	574	512	474	469	489

Total expenses	34,911	55,700	13,583	90,102	17,167

Net income	28,908	63,807	88,276	17,938	78,730

Net income attributable to redeemable noncontrolling interest	(59)	(128)	(178)	(37)	(158)

Net income available to DaVinciRe common shareholders	$28,849	$63,679	$88,098	$17,901	$78,572

Net claims and claim expenses incurred - current accident year	$18,219	$37,273	$8,553	$78,027	$2,379
Net claims and claim expenses incurred - prior accident years	(10,658)	(6,920)	(16,708)	(15,556)	(18,609)

Net claims and claim expenses incurred - total	$7,561	$30,353	$(8,155)	$62,471	$(16,230)

Net claims and claim expense ratio - current accident year	24.4%	45.2%	10.7%	82.8%	3.0%
Net claims and claim expense ratio - prior accident years	(14.3%)	(8.4%)	(20.9%)	(16.5%)	(23.7%)

Net claims and claim expense ratio - calendar year	10.1%	36.8%	(10.2%)	66.3%	(20.7%)
Underwriting expense ratio	35.9%	30.1%	26.6%	28.8%	42.0%

Combined ratio	46.0%	66.9%	16.4%	95.1%	21.3%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Twelve months ended
	December 31, 2010	December 31, 2009
Revenues
Gross premiums written	$366,691	$391,959

Net premiums written	$326,103	$332,104
Decrease (increase) in unearned premiums	5,222	(5,345)

Net premiums earned	331,325	326,759
Net investment income	31,186	47,679
Net foreign exchange losses	(3,531)	(3,324)
Other income (loss)	7	(13,004)
Net realized and unrealized gains on fixed maturity investments	34,886	17,168

Total other-than-temporary impairments	(648)	(1,510)
Portion recognized in other comprehensive income, before taxes	—	—

Net other-than-temporary impairments	(648)	(1,510)

Total revenues	393,225	373,768

Expenses
Net claims and claim expenses incurred	92,230	(36,529)
Acquisition expenses	65,384	85,331
Operational and corporate expenses	34,653	44,401
Interest expense	2,029	3,192

Total expenses	194,296	96,395

Net income	198,929	277,373

Net income attributable to redeemable noncontrolling interest	(402)	(561)

Net income available to DaVinciRe common shareholders	$198,527	$276,812

Net claims and claim expenses incurred - current accident year	$142,072	$31,948
Net claims and claim expenses incurred - prior accident years	(49,842)	(68,477)

Net claims and claim expenses incurred - total	$92,230	$(36,529)

Net claims and claim expense ratio - current accident year	42.9%	9.8%
Net claims and claim expense ratio - prior accident years	(15.1%)	(21.0%)

Net claims and claim expense ratio - calendar year	27.8%	(11.2%)
Underwriting expense ratio	30.2%	39.7%

Combined ratio	58.0%	28.5%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Assets
Fixed maturity investments trading, at fair value	$3,871,780	$4,332,794	$3,786,610	$3,009,259	$696,894
Fixed maturity investments available for sale, at fair value	244,917	273,339	569,851	1,332,602	3,420,001

Total fixed maturity investments, at fair value	4,116,697	4,606,133	4,356,461	4,341,861	4,116,895
Short term investments, at fair value	1,110,364	842,953	761,430	834,492	943,051
Other investments, at fair value	787,548	792,377	782,345	866,865	858,026
Investments in other ventures, under equity method	85,603	79,976	86,448	84,942	97,287

Total investments	6,100,212	6,321,439	5,986,684	6,128,160	6,015,259
Cash and cash equivalents	277,738	248,120	220,299	267,279	203,112
Premiums receivable	322,080	487,744	690,086	450,981	323,672
Prepaid reinsurance premiums	60,643	153,346	208,020	105,489	76,096
Reinsurance recoverable	101,711	103,449	89,624	101,855	84,099
Accrued investment income	34,560	37,431	33,104	31,276	30,529
Deferred acquisition costs	35,648	60,359	78,160	55,464	39,068
Receivable for investments sold	99,226	158,465	153,923	53,863	7,431
Other secured assets	14,250	17,765	17,418	27,651	27,730
Other assets	205,373	188,165	157,275	140,502	172,703
Goodwill and other intangibles	14,690	14,844	14,998	15,152	15,306
Assets of discontinued operations held for sale	872,147	984,027	1,051,323	707,534	931,207

Total assets	$8,138,278	$8,775,154	$8,700,914	$8,085,206	$7,926,212

Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,257,843	$1,364,225	$1,345,887	$1,419,647	$1,344,433
Unearned premiums	286,183	538,462	723,183	503,491	317,592
Debt	549,155	549,132	549,109	549,086	300,000
Reinsurance balances payable	318,024	368,270	421,113	365,524	384,361
Payable for investments purchased	195,383	304,604	202,562	136,838	59,236
Other secured liabilities	14,000	17,500	17,500	27,500	27,500
Other liabilities	222,310	211,793	179,792	186,632	200,016
Liabilities of discontinued operations held for sale	598,511	706,255	778,985	446,672	665,641

Total liabilities	3,441,409	4,060,241	4,218,131	3,635,390	3,298,779

Redeemable noncontrolling interest - DaVinciRe	757,655	741,103	707,541	658,525	786,647

Shareholders’ Equity
Preference shares	550,000	650,000	650,000	650,000	650,000
Common shares	54,110	54,875	54,872	58,320	61,745
Additional paid-in capital	—	5,840	—	—	—
Accumulated other comprehensive income	19,823	23,774	22,153	30,771	41,438
Retained earnings	3,312,392	3,239,321	3,048,217	3,052,200	3,087,603

Total shareholders’ equity attributable to RenaissanceRe	3,936,325	3,973,810	3,775,242	3,791,291	3,840,786
Noncontrolling interest	2,889	—	—	—	—

Total shareholders’ equity	3,939,214	3,973,810	3,775,242	3,791,291	3,840,786

Total liabilities, noncontrolling interests and shareholders’ equity	$8,138,278	$8,775,154	$8,700,914	$8,085,206	$7,926,212

Book value per common share	$62.58	$60.57	$56.96	$53.86	$51.68

Common shares outstanding	54,110	54,875	54,872	58,320	61,745

12

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009
TYPE OF INVESTMENT

U.S. treasuries	$761,461	12.4%	$1,198,741	19.0%	$1,385,037	23.1%	$1,328,756	21.7%	$861,888	14.3%
Agencies	216,963	3.6%	218,295	3.5%	155,173	2.6%	106,921	1.7%	148,785	2.5%
Non-U.S. government (Sovereign debt)	184,387	3.0%	153,695	2.4%	124,388	2.1%	206,446	3.4%	196,994	3.3%
FDIC guaranteed corporate	388,468	6.4%	399,938	6.3%	502,542	8.4%	634,525	10.4%	847,585	14.1%
Non-U.S. government-backed corporate	357,504	5.9%	531,009	8.4%	410,903	6.9%	370,099	6.0%	248,746	4.1%
Corporate	1,512,411	24.7%	1,510,917	24.0%	1,362,866	22.8%	1,250,528	20.5%	1,082,305	18.0%
Agency mortgage-backed	401,807	6.6%	312,634	4.9%	162,119	2.7%	210,927	3.4%	370,846	6.2%
Non-agency mortgage-backed	34,149	0.6%	35,954	0.6%	36,660	0.6%	30,984	0.5%	36,383	0.6%
Commercial mortgage-backed	219,440	3.6%	198,246	3.1%	167,186	2.8%	152,698	2.5%	230,854	3.8%
Asset-backed	40,107	0.7%	46,704	0.7%	49,587	0.8%	49,977	0.8%	92,509	1.5%

Total fixed maturity investments, at fair value	4,116,697	67.5%	4,606,133	72.9%	4,356,461	72.8%	4,341,861	70.9%	4,116,895	68.4%
Short term investments, at fair value	1,110,364	18.2%	842,953	13.3%	761,430	12.7%	834,492	13.6%	943,051	15.7%
Other investments, at fair value	787,548	12.9%	792,377	12.5%	782,345	13.1%	866,865	14.1%	858,026	14.3%

Total managed investment portfolio	6,014,609	98.6%	6,241,463	98.7%	5,900,236	98.6%	6,043,218	98.6%	5,917,972	98.4%
Investments in other ventures, under equity method	85,603	1.4%	79,976	1.3%	86,448	1.4%	84,942	1.4%	97,287	1.6%

Total investments	$6,100,212	100.0%	$6,321,439	100.0%	$5,986,684	100.0%	$6,128,160	100.0%	$6,015,259	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS

AAA	$2,531,922	61.5%	$3,012,436	65.5%	$2,906,525	66.8%	$2,977,409	68.5%	$2,980,502	72.4%
AA	489,780	11.9%	586,276	12.7%	547,801	12.6%	609,232	14.0%	483,338	11.7%
A	666,497	16.2%	644,169	14.0%	559,498	12.8%	445,166	10.3%	387,526	9.4%
BBB	303,269	7.4%	273,948	5.9%	258,392	5.9%	220,906	5.1%	180,352	4.4%
Non-investment grade	125,229	3.0%	89,304	1.9%	84,245	1.9%	89,148	2.1%	85,177	2.1%

Total fixed maturity investments, at fair value	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%	$4,341,861	100.0%	$4,116,895	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS

Due in less than one year	$90,450	2.2%	$39,960	0.9%	$10,303	0.2%	$63,709	1.5%	$67,038	1.6%
Due after one through five years	2,330,181	56.6%	2,826,941	61.4%	3,001,349	68.9%	2,966,917	68.3%	2,765,888	67.2%
Due after five through ten years	827,981	20.1%	978,797	21.2%	792,578	18.2%	768,915	17.7%	480,405	11.7%
Due after ten years	172,582	4.2%	166,897	3.6%	136,679	3.1%	97,734	2.3%	72,972	1.8%
Mortgage-backed securities	655,396	15.9%	546,834	11.9%	365,965	8.5%	394,609	9.0%	638,083	15.5%
Asset-backed securities	40,107	1.0%	46,704	1.0%	49,587	1.1%	49,977	1.2%	92,509	2.2%

Total fixed maturity investments, at fair value	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%	$4,341,861	100.0%	$4,116,895	100.0%

Average yield to maturity of fixed maturities and short term investments	2.1%		1.7%		2.0%		2.1%		2.3%
Average duration of fixed maturities and short term investments	3.2		3.0		2.9		2.8		2.6

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
TYPE OF INVESTMENT

Private equity partnerships	$347,556	$310,296	$298,306	$292,412	$286,108
Senior secured bank loan funds	166,106	168,309	167,132	253,652	245,701
Catastrophe bonds	123,961	159,752	183,793	156,973	160,051
Non-U.S. fixed income funds	80,224	78,848	66,190	75,533	75,891
Hedge funds	41,005	44,043	43,639	56,475	54,163
Miscellaneous other investments	28,696	31,129	23,285	31,820	36,112

Total other investments, at fair value	$787,548	$792,377	$782,345	$866,865	$858,026

TYPE OF INVESTMENT

Private equity partnerships	44.2%	39.2%	38.1%	33.7%	33.4%
Senior secured bank loan funds	21.1%	21.2%	21.4%	29.3%	28.6%
Catastrophe bonds	15.7%	20.2%	23.5%	18.1%	18.7%
Non-U.S. fixed income funds	10.2%	10.0%	8.5%	8.7%	8.8%
Hedge funds	5.2%	5.5%	5.5%	6.5%	6.3%
Miscellaneous other investments	3.6%	3.9%	3.0%	3.7%	4.2%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended					Twelve months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Fixed maturity investments	$16,087	$35,219	$28,014	$28,875	$37,270	$108,195	$160,476
Short term investments	515	635	682	486	549	2,318	4,139
Other investments
Hedge funds and private equity investments	31,204	7,491	8,188	17,536	10,183	64,419	18,279
Other	7,292	18,979	(8,184)	21,218	14,058	39,305	145,367
Cash and cash equivalents	120	74	22	61	16	277	600

	55,218	62,398	28,722	68,176	62,076	214,514	328,861
Investment expenses	(2,715)	(2,828)	(2,549)	(2,467)	(2,777)	(10,559)	(10,682)

Net investment income	52,503	59,570	26,173	65,709	59,299	203,955	318,179

Gross realized gains	30,254	30,959	28,753	48,848	51,943	138,814	143,173
Gross realized losses	(7,267)	(748)	(5,962)	(5,170)	(5,623)	(19,147)	(38,655)

Net realized gains on fixed maturity investments	22,987	30,211	22,791	43,678	46,320	119,667	104,518
Net unrealized (losses) gains on fixed maturity investments, trading	(89,136)	62,131	47,260	4,522	(10,839)	24,777	(10,839)

Net realized and unrealized (losses) gains on fixed maturity investments	(66,149)	92,342	70,051	48,200	35,481	144,444	93,679
Total other-than-temporary impairments	—	—	(798)	(33)	(1,280)	(831)	(26,968)
Portion recognized in other comprehensive income, before taxes	—	—	2	—	—	2	4,518

Net other-than-temporary impairments	—	—	(796)	(33)	(1,280)	(829)	(22,450)
Net unrealized losses on fixed maturity investments available for sale	(5,138)	(3,453)	(9,414)	(8,641)	(46,004)	(26,646)	(33,880)
FAS 115-2 cumulative effect adjustment (1)	—	—	—	—	—	—	76,615

Net change in unrealized holding gains on fixed maturity investments available for sale	(5,138)	(3,453)	(9,414)	(8,641)	(46,004)	(26,646)	42,735

Total investment result	$(18,784)	$148,459	$86,014	$105,235	$47,496	$320,924	$432,143

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

15

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
At December 31, 2010	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated

Short term investments	$1,110,364	$1,110,364	18.4%	0.2%	$1,098,644	$5,254	$301	$—	$6,165	$—
		100.0%			98.9%	0.5%	0.0%	0.0%	0.6%	0.0%
Fixed maturity investments
U.S. treasuries	764,807	761,461	12.7%	1.6%	761,461	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	173,204	174,287	2.9%	0.7%	174,287	—	—	—	—	—
Other agencies	43,199	42,676	0.7%	1.5%	42,676	—	—	—	—	—

Total agencies	216,403	216,963	3.6%	0.8%	216,963	—	—	—	—	—
Non-U.S. government (Sovereign debt)	181,066	184,387	3.1%	2.7%	96,611	25,615	17,207	26,075	16,071	2,808
FDIC guaranteed corporate	385,991	388,468	6.5%	0.6%	388,468	—	—	—	—	—
Non-U.S. government-backed corporate	354,726	357,504	5.9%	1.5%	316,900	36,021	4,583	—	—	—
Corporate	1,496,599	1,512,411	25.1%	3.8%	112,916	425,462	612,314	257,292	99,518	4,909
Mortgage-backed securities
Residential mortgage-backed
Agency securities	403,914	401,807	6.7%	3.2%	401,807	—	—	—	—	—
Non-agency securities - Prime	18,417	19,591	0.3%	4.0%	14,954	—	—	4,637	—	—
Non-agency securities - Alt A	12,298	14,558	0.2%	5.8%	12,635	—	—	—	1,923	—

Total residential mortgage-backed	434,629	435,956	7.2%	3.3%	429,396	—	—	4,637	1,923	—
Commercial mortgage-backed	211,732	219,440	3.7%	3.4%	169,100	2,682	32,393	15,265	—	—

Total mortgage-backed	646,361	655,396	10.9%	3.4%	598,496	2,682	32,393	19,902	1,923	—
Asset-backed
Student loans	32,234	33,056	0.6%	1.1%	33,056	—	—	—	—	—
Auto	1,804	1,809	0.0%	0.7%	1,809	—	—	—	—	—
Other	5,000	5,242	0.1%	0.8%	5,242	—	—	—	—	—

Total asset-backed	39,038	40,107	0.7%	1.0%	40,107	—	—	—	—	—

Total securitized assets	685,399	695,503	11.6%	3.2%	638,603	2,682	32,393	19,902	1,923	—

Total fixed maturity investments	4,084,991	4,116,697	68.5%	2.6%	2,531,922	489,780	666,497	303,269	117,512	7,717
		100.0%			61.5%	11.9%	16.2%	7.4%	2.9%	0.1%
Other investments
Private equity partnerships		347,556	5.7%		—	—	—	—	—	347,556
Senior secured bank loan funds		166,106	2.8%		—	—	—	—	166,106	—
Catastrophe bonds		123,961	2.1%		—	—	—	—	123,961	—
Non-U.S. fixed income funds		80,224	1.3%		—	—	—	46,854	33,370	—
Hedge funds		41,005	0.7%		—	—	—	—	—	41,005
Miscellaneous other investments		28,696	0.5%		—	—	—	21,870	—	6,826

Total other investments		787,548	13.1%		—	—	—	68,724	323,437	395,387

Total managed investment portfolio		$6,014,609	100.0%		$3,630,566	$495,034	$666,798	$371,993	$447,114	$403,104
		100.0%			60.4%	8.2%	11.1%	6.2%	7.4%	6.7%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

16

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Portfolio Composition

	December 31, 2010		December 31, 2009		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,110,364	18.4%	$943,051	15.9%	$167,313	2.5%
Fixed maturity investments
U.S. treasuries	761,461	12.7%	861,888	14.6%	(100,427)	(1.9%)
Agencies
Fannie Mae & Freddie Mac	174,287	2.9%	70,725	1.2%	103,562	1.7%
Other agencies	42,676	0.7%	78,060	1.3%	(35,384)	(0.6%)

Total agencies	216,963	3.6%	148,785	2.5%	68,178	1.1%
Non-U.S. government (Sovereign debt)	184,387	3.1%	196,994	3.3%	(12,607)	(0.2%)
FDIC guaranteed corporate	388,468	6.5%	847,585	14.3%	(459,117)	(7.8%)
Non-U.S. government-backed corporate	357,504	5.9%	248,746	4.2%	108,758	1.7%
Corporate	1,512,411	25.1%	1,082,305	18.3%	430,106	6.8%
Mortgage-backed
Residential mortgage-backed
Agency securities	401,807	6.7%	370,846	6.3%	30,961	0.4%
Non-agency securities - Prime	19,591	0.3%	21,823	0.4%	(2,232)	(0.1%)
Non-agency securities - Alt A	14,558	0.2%	14,560	0.2%	(2)	0.0%

Total residential mortgage-backed	435,956	7.2%	407,229	6.9%	28,727	0.3%
Commercial mortgage-backed	219,440	3.7%	230,854	3.9%	(11,414)	(0.2%)

Total mortgage-backed	655,396	10.9%	638,083	10.8%	17,313	0.1%
Asset-backed
Student loans	33,056	0.6%	54,973	1.0%	(21,917)	(0.4%)
Auto	1,809	0.0%	19,604	0.3%	(17,795)	(0.3%)
Credit cards	—	0.0%	7,093	0.1%	(7,093)	(0.1%)
Other	5,242	0.1%	10,839	0.2%	(5,597)	(0.1%)

Total asset-backed	40,107	0.7%	92,509	1.6%	(52,402)	(0.9%)

Total securitized assets	695,503	11.6%	730,592	12.4%	(35,089)	(0.8%)

Total fixed maturity investments	4,116,697	68.5%	4,116,895	69.6%	(198)	(1.1%)

Other investments
Private equity partnerships	347,556	5.7%	286,108	4.8%	61,448	0.9%
Senior secured bank loan funds	166,106	2.8%	245,701	4.2%	(79,595)	(1.4%)
Catastrophe bonds	123,961	2.1%	160,051	2.7%	(36,090)	(0.6%)
Non-U.S. fixed income funds	80,224	1.3%	75,891	1.3%	4,333	0.0%
Hedge funds	41,005	0.7%	54,163	0.9%	(13,158)	(0.2%)
Miscellaneous other investments	28,696	0.5%	36,112	0.6%	(7,416)	(0.1%)

Total other investments	787,548	13.1%	858,026	14.5%	(70,478)	(1.4%)
Total managed investment portfolio	$6,014,609	100.0%	$5,917,972	100.0%	$96,637

17

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	December 31, 2010
Sector	Total	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Financials	$830,319	$81,392	$274,121	$400,752	$51,197	$18,659	$4,198
Industrial, utilities and energy	248,517	—	47,398	93,518	82,948	24,653	—
Communications and technology	142,077	1,979	—	88,076	33,499	17,980	543
Consumer	114,237		33,629	17,846	41,506	21,101	155
Health care	67,540	1,496	50,002	6,201	2,051	7,790	—
Basic materials	57,181	—	—	3,970	43,991	9,207	13
Other	52,540	28,049	20,312	1,951	2,100	128	—

Total corporate fixed maturity investments, at fair value (1)	$1,512,411	$112,916	$425,462	$612,314	$257,292	$99,518	$4,909

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2010
Issuer	Total	Short term investments	Fixed maturity investments
Wells Fargo & Company	$67,791	$5,250	$62,541
JP Morgan Chase & Co.	64,920	—	64,920
General Electric Company	64,830	—	64,830
Barclays PLC	52,548	—	52,548
Credit Suisse Group AG	51,906	—	51,906
Citigroup Inc.	41,873	—	41,873
Bank of America Corp.	41,298	—	41,298
Goldman Sachs Group Inc.	34,950	—	34,950
Morgan Stanley	32,287	—	32,287
Lloyds Banking Group PLC	26,939	—	26,939

Total (2)	$479,342	$5,250	$474,092

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

18

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total

December 31, 2010
Catastrophe	$173,157	$281,202	$163,021	$617,380
Specialty	102,521	60,196	350,573	513,290

Total Reinsurance	275,678	341,398	513,594	1,130,670
Lloyd’s	172	6,874	12,985	20,031
Insurance	40,943	3,317	62,882	107,142

Total	$316,793	$351,589	$589,461	$1,257,843

September 30, 2010
Catastrophe	$201,704	$238,572	$250,899	$691,175
Specialty	93,732	81,587	358,368	533,687

Total Reinsurance	295,436	320,159	609,267	1,224,862
Lloyd’s	190	8,651	8,196	17,037
Insurance	47,900	6,044	68,382	122,326

Total	$343,526	$334,854	$685,845	$1,364,225

June 30, 2010
Catastrophe	$134,647	$270,696	$244,164	$649,507
Specialty	110,188	80,107	358,056	548,351

Total Reinsurance	244,835	350,803	602,220	1,197,858
Lloyd’s	—	6,246	4,894	11,140
Insurance	50,160	11,413	75,316	136,889

Total	$294,995	$368,462	$682,430	$1,345,887

March 31, 2010
Catastrophe	$140,851	$132,874	$455,140	$728,865
Specialty	114,049	82,769	349,647	546,465

Total Reinsurance	254,900	215,643	804,787	1,275,330
Lloyd’s	—	1,089	2,603	3,692
Insurance	53,395	6,221	81,009	140,625

Total	$308,295	$222,953	$888,399	$1,419,647

December 31, 2009
Catastrophe	$165,153	$148,252	$258,451	$571,856
Specialty	119,674	101,612	382,818	604,104

Total Reinsurance	284,827	249,864	641,269	1,175,960
Insurance	76,489	3,658	88,326	168,473

Total	$361,316	$253,522	$729,595	$1,344,433

19

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended December 31, 2010			Three months ended December 31, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,364,225	$103,449	$1,260,776	$1,461,080	$152,988	$1,308,092

Incurred losses and loss expenses
Current year	54,600	9,032	45,568	26,293	1,634	24,659
Prior years	(77,865)	(5,169)	(72,696)	(81,744)	(12,254)	(69,490)

Total incurred losses and loss expenses	(23,265)	3,863	(27,128)	(55,451)	(10,620)	(44,831)

Paid losses and loss expenses
Current year	23,919	15,406	8,513	10,474	2,867	7,607
Prior years	59,198	(9,805)	69,003	50,722	55,402	(4,680)

Total paid losses and loss expenses	83,117	5,601	77,516	61,196	58,269	2,927

Reserve for losses and loss expenses, end of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334

	Twelve months ended December 31, 2010			Twelve months ended December 31, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,344,433	$84,099	$1,260,334	$1,758,776	$193,546	$1,565,230

Incurred losses and loss expenses
Current year	500,836	69,360	431,476	210,193	14,675	195,518
Prior years	(322,414)	(20,283)	(302,131)	(291,426)	(25,210)	(266,216)

Total incurred losses and loss expenses	178,422	49,077	129,345	(81,233)	(10,535)	(70,698)

Paid losses and loss expenses
Current year	71,365	20,572	50,793	45,579	2,867	42,712
Prior years	193,647	10,893	182,754	287,531	96,045	191,486

Total paid losses and loss expenses	265,012	31,465	233,547	333,110	98,912	234,198

Reserve for losses and loss expenses, end of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334

20

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Numerator:
Net income available to RenaissanceRe common shareholders	$122,575	$204,750	$210,241	$165,047	$211,767
Amount allocated to participating common shareholders (1)	(3,107)	(5,147)	(5,322)	(4,196)	(5,171)

	$119,468	$199,603	$204,919	$160,851	$206,596

Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	53,166	53,467	55,538	58,407	60,604
Per common share equivalents of employee stock options and restricted shares	501	498	506	480	557

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	53,667	53,965	56,044	58,887	61,161

Basic income per RenaissanceRe common share	$2.25	$3.73	$3.69	$2.75	$3.41
Diluted income per RenaissanceRe common share	$2.23	$3.70	$3.66	$2.73	$3.38

	Twelve months ended
(common shares in thousands)	December 31, 2010	December 31, 2009

Numerator:
Net income available to RenaissanceRe common shareholders	$702,613	$838,858
Amount allocated to participating common shareholders (1)	(17,765)	(18,473)

	$684,848	$820,385

Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	55,145	60,775
Per common share equivalents of employee stock options and restricted shares	496	435

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	55,641	61,210

Basic income per RenaissanceRe common share	$12.42	$13.50
Diluted income per RenaissanceRe common share	$12.31	$13.40

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

21

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Tower Hill Companies	$(30)	$2,023	$229	$(1,071)	$(3,226)
Top Layer Re	(9,437)	(8,655)	2,609	3,380	2,912
Other	(923)	(108)	322	(153)	(209)

Total equity in (losses) earnings of other ventures	$(10,390)	$(6,740)	$3,160	$2,156	$(523)

	Twelve months ended
	December 31, 2010	December 31, 2009

Tower Hill Companies	$1,151	$(2,083)
Top Layer Re	(12,103)	12,619
Other	(862)	440

Total equity in (losses) earnings of other ventures	$(11,814)	$10,976

22

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Weather and energy risk management operations	$15,206	$(4,740)	$(492)	$(1,825)	$12,268
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	8,448	(677)	(1,041)	(1,516)	(9,768)
Mark-to-market on Platinum warrant	1,067	14,352	(1,668)	(3,697)	5,419
Weather-related and loss mitigation	47	(216)	(18)	188	(2,717)
Gain on sale of ChannelRe	—	15,835	—	—	—
Other items	1,264	467	(523)	659	964

Total other income (loss)	$26,032	$25,021	$(3,742)	$(6,191)	$6,166

	Twelve months ended
	December 31, 2010	December 31, 2009

Gain on sale of ChannelRe	$15,835	$—
Mark-to-market on Platinum warrant	10,054	4,958
Weather and energy risk management operations	8,149	37,184
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	5,214	(32,635)
Weather-related and loss mitigation	1	(11,069)
Other items	1,867	3,360

Total other income	$41,120	$1,798

23

RenaissanceRe Holdings Ltd.

Ratings

	A.M. Best	S&P (5)	Moody’s	Fitch (6)

REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

LLOYD’S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe (3)	A	A+	—	—

RENAISSANCERE (4)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.
(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.
(3)	The A.M. Best rating for Glencoe is under review with negative implications and the S&P rating for Glencoe is under CreditWatch negative.
(4)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(5)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.
(6)	On January 19, 2011, Fitch upgraded the insurer’s financial strength rating of Renaissance Reinsurance to “A+” from “A”. The outlook is stable for this rating.

24

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations, and in the third quarter of 2010, the gain on the sale of the Company’s ownership interest in ChannelRe. The Company’s management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio and the gain associated with the sale of the Company’s ownership interest in ChannelRe. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share – diluted to operating income available to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended					Year ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Net income available to RenaissanceRe common shareholders	$122,575	$204,750	$210,241	$165,047	$211,767	$702,613	$838,858
Adjustment for net realized and unrealized gains on fixed maturity investments of continuing operations	66,149	(92,342)	(70,051)	(48,200)	(35,481)	(144,444)	(93,679)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	796	33	1,280	829	22,450
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	353	(5,669)	(1,055)	(398)	128	(6,769)	548
Adjustment for gain on sale of ChannelRe	—	(15,835)	—	—	—	(15,835)	—

Operating income available to RenaissanceRe common shareholders	$189,077	$90,904	$139,931	$116,482	$177,694	$536,394	$768,177

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.23	$3.70	$3.66	$2.73	$3.38	$12.31	$13.40
Adjustment for net realized and unrealized gains on fixed maturity investments of continuing operations	1.23	(1.71)	(1.24)	(0.82)	(0.58)	(2.60)	(1.53)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	0.02	0.02	0.37
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	0.01	(0.11)	(0.02)	—	—	(0.12)	0.01
Adjustment for gain on sale of ChannelRe	—	(0.29)	—	—	—	(0.29)	—

Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.47	$1.59	$2.40	$1.91	$2.82	$9.32	$12.25

Return on average common equity - annualized	14.6%	25.4%	26.8%	20.9%	27.1%	21.7%	30.2%
Adjustment for net realized and unrealized gains on fixed maturity investments of continuing operations	7.9%	(11.4%)	(8.8%)	(6.1%)	(4.6%)	(4.5%)	(3.5%)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	0.2%	0.0%	0.8%
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	(0.7%)	(0.1%)	—	—	(0.2%)	0.1%
Adjustment for gain on sale of ChannelRe	—	(2.0%)	—	—	—	(0.5%)	—

Operating return on average common equity - annualized	22.5%	11.3%	17.9%	14.8%	22.7%	16.5%	27.6%

25

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed specialty premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differs from total catastrophe unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s segment, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. “Managed specialty premiums” is defined as gross specialty premiums written by Renaissance Reinsurance, DaVinci and the Company’s Lloyd’s segment. “Managed specialty premiums” differs from total specialty unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of specialty premiums written on behalf of the Company’s Lloyd’s segment. The Company’s management believes “managed catastrophe premiums” and “managed specialty premiums” are useful to investors and other interested parties because they provide a measure of total catastrophe and specialty premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Book value per common share	$62.58	$60.57	$56.96	$53.86	$51.68
Adjustment for goodwill and other intangibles (1)	(2.03)	(2.05)	(2.10)	(2.02)	(1.95)

Tangible book value per common share	60.55	58.52	54.86	51.84	49.73
Adjustment for accumulated dividends	9.88	9.63	9.38	9.13	8.88

Tangible book value per common share plus accumulated dividends	$70.43	$68.15	$64.24	$60.97	$58.61

Change in book value per common share	3.3%	6.3%	5.8%	4.2%	5.0%
Change in tangible book value per common share plus change in accumulated dividends	3.9%	7.1%	6.3%	4.7%	5.5%

(1)	At December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, goodwill and other intangibles included $38.1 million, $39.5 million, $40.9 million, $42.4 million and $43.8 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method and $57.0 million, $58.1 million, $59.1 million, $60.3 million and $61.4 million, respectively, of goodwill and intangibles included in assets of discontinued operations held for sale.

26